UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21680

Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	June 30, 2015

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share with you the semiannual report for the Virtus Total Return Fund for the six months ended June 30, 2015. The report includes commentary from the fund’s co-portfolio managers Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC on how the markets and their respective equity and fixed income portions of the portfolio performed for the period. Newfleet Asset Management, LLC’s commentary also discusses the contribution of the options overlay strategy.

For the six months ended June 30, 2015, the fund’s NAV gained 2.53%, including $0.20 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays U.S. Aggregate Bond Index declined -0.99%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a loss of 1.65% for the MSCI World Infrastructure Sector Capped Index and a loss of 0.10% for the Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

July 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of June 30, 2015, the Fund’s leverage consisted of $50.5 million of debt, which represented about 27% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund’s equity portfolio from January 1, 2015 through June 30, 2015.

How did the equity markets perform during the six-month period ended June 30, 2015?

For the first half of 2015, the broader global equity markets traded in a narrow range, ending the period with modest gains. A number of uncertainties weighed on the market, including Greece, China, rising U.S. bond yields and a stronger U.S. dollar. Greece defaulted on its debt, but finally struck a bailout agreement with European leaders. There are still many hurdles yet to jump for Greece, so volatility is likely to continue. After a rapid ascent for most of 2015, China’s stock market took a nose dive in June (continuing into July), causing concern about the impact on the global economy.

Despite the U.S. hitting a slow patch in the first quarter of 2015, economic measures are looking better going into the second half of 2015. As a result, the Federal Reserve (the “Fed”) still seemed to be seriously considering an interest rate increase this year. This drove up U.S. bond yields, putting pressure on dividend-paying stocks. The threat of a U.S. rate hike, combined with policies to lower interest rates in other major developed countries, also resulted in a significant strengthening of the U.S. dollar.

The U.S. equity market over the last 12 months significantly outperformed most other developed markets, leaving valuations near all-time highs. Europe began to close the valuation gap somewhat in 2015 as the European Central Bank (ECB) embarked on quantitative easing. However, the uncertainty surrounding Greece could dampen performance in the near term. How markets perform in the second half of year will again be dependent on central bank actions around the world and whether economic growth can be sustained and/or stimulated.

What factors affected the performance of the Fund’s equity portfolio during the period?

The absolute performance of the Fund’s equity portfolio (on a levered basis) was negative for the year to date, underperforming its benchmark. Security selection was a contributor to performance during the period relative to the benchmark. The selection effect within energy was strongly positive while negative stock selection in communications detracted from relative performance.

Sector allocation had a large negative impact on portfolio performance versus the benchmark, accounting for the relative underperformance in the period. The largest detractors were social services and communications, with a modest negative effect from utilities. Health care stocks within social services, a sector in which we do not invest, again posted the top performance within the benchmark for the six-month

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

period. Utilities were the worst performing sector on concerns about interest rate increases in the U.S. later this year. Positive sector allocation from the overweight in transportation was a partial offset.

What is your outlook for the equity markets and the essential services sectors in which the Fund invests?

The investment environment for infrastructure companies remains mixed across sectors and geographies. Economic progress has been slow but steady in the U.S., leading the Fed down the path of possibly increasing interest rates in 2015. We would expect U.S. utilities and communication companies to continue to see some stock pressure leading up to the first increase. However, the fundamental prospects for U.S.-regulated utilities remains constructive, providing opportunities for regulated rate base investment growth. The direction of oil prices is another major uncertainty for the U.S. in the second half of 2015, although it appears oil has stabilized for now. In our opinion, the decline in midstream energy stocks was overdone. We believe the fundamental strengths of the multi-year contract model should continue to provide support to future earnings and dividends.

In most major developed markets outside the U.S., weak economies continue to be the main concern, with crises in Greece and China also commanding attention. Governments have implemented measures to spur economic growth, while central banks have lowered interest rates and instituted quantitative easing. Assuming new economic headwinds do not materialize, such actions should bode well for equity markets in general. Transportation stocks, particularly in Europe, are expected to benefit given their leverage to potentially expanding economies. However, we remain cautious on the fundamentals of continental European communication and utilities companies. We have valuation-related concerns for communication companies and power price concerns for electric utilities.

The Fund’s holdings and sector weightings have not changed materially as we are comfortable with the positioning given the global market environment. While the potential for an interest rate increase in the U.S. later this year could cause some volatility, we are confident that the strong fundamental prospects of the companies within the equity portfolio should benefit investors over the long term.

The following provides our more detailed outlook on the four global essential services sectors in which the Fund’s equity portfolio invests:

Underweight Communications – The significant underweight of communications in the portfolio continues due to concerns about the wireless competitive environment for U.S. integrated telecommunications companies. European telecommunications fundamentals are improving, but potential M&A has driven up valuations, keeping us underweight for now. We remain comfortable with the overweight position in U.S. tower and European satellite companies as the revenue growth profiles and high margins provide for attractive long-term investment opportunities. The portfolio benefits from the attractive dividend yields communications companies provide, which are generally well supported by cash flows.

Overweight Utilities – We maintain a slight overweight in utilities. U.S. utilities’ fundamentals remain solid given the need for infrastructure spending and strong support from regulators. However, power markets remain uncertain, and we continue to avoid those with power price exposure. The situation is similar in Europe, where the environment has improved for the regulated names, but the outlook for power markets remains weak. Potential interest rate rises are expected to continue to create volatility in the U.S.

Overweight Energy – We are moderately overweight the energy sector. While oil price volatility is expected to

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

continue over the short term, the fundamentals of our portfolio holdings should remain resilient given that most companies have revenues that are fee-based as opposed to commodity-based. Additionally, capital spending remains strong as most projects with firm contractual commitments require multi-year construction. Longer-term, we are monitoring the potential impact of a reduction in producer demand for pipeline and gathering services.

Overweight Transportation – The transportation sector remains the largest overweight in the portfolio. The majority of airport and toll road holdings are European-based, which should benefit from the ECB’s quantitative easing program. However, we will watch the situation in Greece closely to see if there is any spillover effect to economic growth in the rest of Europe. The transportation companies in both Europe and Australia continued to post strong traffic metrics in the quarter, and the outlook remains positive for the second half of the year.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income allocation and the options overlay strategy. Fund management leverages the knowledge and skills of investment professionals with expertise across all sectors of the fixed income market, including evolving, specialized, and out-of-favor sectors, as well as a team of investment professionals experienced in hedged equity strategies. The fixed income allocation seeks to generate high current income and total return through the use of active sector rotation and disciplined risk management, while avoiding interest rate bets. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary discusses Newfleet’s management of the fixed income portfolio from January 1, 2015 through June 30, 2015.

How did global fixed income markets perform during the six-month period ending June 30, 2015?

Most spread sectors outperformed U.S. Treasuries as the overall economic picture remains supportive of fixed income spread sectors. Economic growth is still expected to be positive but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals and continued demand for spread product.

The expectation that the Fed will move away from a zero interest rate policy, the continued strength of the U.S. dollar, and the onset of the ECB’s massive bond-buying program were defining themes of the first quarter of 2015. The second quarter was dominated by the Greek debt crisis, with five months of an impasse in reform-for-cash negotiations between the country’s anti-austerity leadership and European creditors ending on the verge of financial collapse and a possible exit from the eurozone. In the final days of the quarter, Greece defaulted on its $1.73 billion payment to the International Monetary Fund, imposed capital controls (by way of closing banks and limiting flows out of the country), and called for a snap referendum on July 5 to determine whether the country would agree to the terms of the creditors’ austerity-driven rescue package. Though the events in Greece contributed to increased market volatility in the region and beyond, the global economy is stronger and more resilient in its ability to ward off financial contagion than it was at the height of the European debt crisis some four years ago.

In the United States, the waiting game continued for the Fed to raise interest rates from the near-zero level maintained since December 2008. Although the Fed stated that the pace of tightening would be gradual, a rate hike did not occur in June due to weak economic data in the first quarter. The Fed

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

dampened its 2015 growth forecast to 1.8% from 2%, and wants to see inflation moving up to its 2% target and an improvement in labor market conditions before raising rates. Investors are expecting just one rate hike in 2015, with a growing consensus that it will not happen until the fourth quarter. Rather unusually, both the International Monetary Fund and the World Bank urged the Fed to delay a hike until 2016 on the basis of readiness of the U.S. economy as well as the potential impact on the global economy. Emerging markets, which have experienced a broad slowdown, have the most to lose from an increase in borrowing costs should the Fed raise rates.

U.S. GDP contracted 0.2% (annualized) in the first quarter, a better reading than the previous estimate of -0.7%. The domestic economy is showing renewed strength as evidenced by more robust hiring, firmer wages, stabilization in the housing market, and improved consumer spending (made possible by strength in the job market). Weakness continued in manufacturing with factories facing headwinds from a strong dollar that has made U.S. goods overseas relatively more costly. Unemployment fell to 5.3% and labor force participation ticked up as slack came out of the market.

Interest rate volatility, which was subdued throughout QE3 (the Fed’s third round of quantitative easing), has been elevated since the Fed’s bond buying taper ended in October 2014. Year to date, the yield on the benchmark 10-year U.S.Treasury rose from 2.17% to 2.35% at the end of June. Contrary to expectations of a flattening, the yield curve steepened since the beginning of the year. Rates at the front end remain anchored by the Fed’s zero interest rate policy while longer maturities have risen on an improving domestic economic outlook and eventuality of a Fed hike. A selloff in German government bonds also spilled over into U.S. Treasuries.

Market drivers earlier in the year receded into the background, at least temporarily. The selloff in crude oil appeared to have abated, with the price of Brent crude ending in June at roughly $63 a barrel. The U.S. dollar, while is still high compared to other major currencies, stalled in its ascent. The euro no longer appeared to be heading toward parity with the dollar as further signs of a eurozone recovery emerged, the crisis in Greece notwithstanding.

What factors affected the Fund’s performance during the six-month period?

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s outperformance during the period. Corporate high yield, high yield bank loans, and emerging markets high yield were all positive contributors to the Fund’s performance. The largest detractors from performance were the Fund’s exposures to non-U.S. dollar securities and U.S. Treasury securities.

Corporate high yield outperformed during the period due to continued positive fundamentals, demand for yield (including strong demand from foreign investors), good relative value, overall positive technical factors, and a rally in U.S. risk assets. High yield bank loans also benefited from the rally in risk assets, positive fundamentals, demand for yield, and good relative value, as well as continued favorable technical factors (due to demand from CLO issuance, lower loan fund outflows, and low net issuance).

Both the overall allocation and issue selection within the emerging markets sector also benefited the Fund’s performance. The sector benefited from easy monetary policy globally, stabilization/improvements in oil-related names, and a lack of any significant negative geopolitical events.

The main detractor from performance was the allocation to non-U.S. dollar holding, as a result of the surge in the U.S. dollar on expectations for favorable U.S. growth momentum and higher interest rates, combined with anticipation of slower global growth, foreign monetary easing, and lower

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

foreign rates. Also detracting from performance was the Fund’s small allocation to U.S. Treasuries as interest rates rose in the intermediate to long end of the yield curve.

How did the Fund’s options strategy perform over the period?

The Fund employs an options strategy for the purpose of seeking to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), (VIX), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

From December 31, 2014 through June 30, 2015, the VIX decreased by 5.05% and the S&P 500® increased by 1.23% including dividends. and by only 0.20% on a price-change basis as the market experienced a range-bound environment. The difference between the high and low of the S&P 500® during the period was approximately 41% narrower 6.4%, as Compared to its range of 10.9% over the previous six months. This range-bound environment could also be seen in the 35% narrower tighter range of the VIX during the period, where the difference between the high and low was 10.28 points on a closing basis versus 15.93 points over compared to the previous six months.

During a low volatility period, as we experienced during the past six months, a range-bound market is an ideal environment for the strategy. This is because the strategy was able to retain all of the premium generated from the options program as there were no in-the-money settlements of the short option positions.

Even with the range-bound market, the average VIX level was higher as compared to the previous period. For the six months ending June 30,2015, the options strategy performed as Fund management expected, generating income within its targeted yield range, and enhanced the Fund’s total return by 2.89% (gross of fees).

What is your outlook for fixed income markets?

Despite the soft patch in the first quarter, we expect the U.S. economy will strengthen in the second half of 2015 and that the Fed will have enough confidence in the recovery to begin a gradual liftoff of rates.

How and when the Greek debt crisis subsides remains a wild card, which will test markets as we enter the third quarter. Together with slowing growth in China, divergent monetary policy across central banks, and the still-evolving Iran nuclear deal, there is much on the global economic and geopolitical landscape to prevent complacency in our outlook. Given the connectivity of global markets, turbulence from Greece or any other source could be a headwind that stalls or derails the U.S. recovery.

Given the above, we believe it is especially important to stay diversified, have granular positions, and stay in liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities.

We are constructive on spread sectors as credit fundamentals remain positive and spreads remain at attractive levels. With positive fundamentals such as low defaults and good interest coverage, modest demand for fixed income by investors, and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

Shares of closed-end investment companies, such as the Fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

The market price of equity securities may be affected by financial market, industry or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Buying call or put options risks the loss of the premiums paid for those options.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at June 30, 2015.

Asset Allocation

Common Stocks		60%
Utilities	20%
Energy	15
Telecommunication Services	12
All other common stock sectors	13
Corporate Bonds		22
Financials	6
Energy	4
Consumer Discretionary	3
All other corporate bond sectors	9
Mortgage Backed Securities		6
Loan Agreements		4
Asset-Backed Securities		2
Foreign Government Securities		2
Other (includes short-term investments)		4

		100%

Country Weightings

United States	61%
Canada	9
United Kingdom	6
Australia	3
France	3
Italy	2
Spain	2
Other	14

Total	100%

The accompanying notes are an integral part of these financial statements.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015

(Unaudited)

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brent Crude

Roughly two-thirds of all crude contracts around the world reference Brent Blend, making it the most widely used marker of all. These days, “Brent” actually refers to oil from four different fields in the North Sea: Brent, Forties, Oseberg and Ekofisk. Crude from this region is light and sweet, making them ideal for the refining of diesel fuel, gasoline and other high-demand products. And because the supply is water-borne, it’s easy to transport to a distant locations.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2015

(Unaudited)

KEY INVESTMENT TERMS (Continued)

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

International Monetary Fund (IMF)

The IMF is an organization of 188 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Sponsored American Depositary Receipt (Sponsored ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

The World Bank

The World Bank is an international organization dedicated to providing financing, advice and research to developing nations to aid their economic advancement.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

OUR PRIVACY COMMITMENT

The Virtus Total Return Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.5%
U.S. Treasury Bond 3.000%, 11/15/44	$125		$122
U.S. Treasury Note
1.625%, 12/31/19	225		226
2.250%, 11/15/24	1,775		1,761
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $2,145)			2,109
FOREIGN GOVERNMENT SECURITIES—2.4%
Argentine Republic Series NY, 8.280%, 12/31/33(13)	351		336
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	27		12
RegS 7.750%, 10/13/19(4)	26		10
RegS 8.250%, 10/13/24(4)	165		62
7.650%, 4/21/25	465		172
9.375%, 1/13/34	195		78
Federative Republic of Brazil 12.500%, 1/5/22	250	BRL	93
Kingdom of Morocco 144A 4.250%, 12/11/22(3)(10)	200		204
Mongolia 144A 5.125%, 12/5/22(3)	200		182
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	200		204
Republic of Chile 5.500%, 8/5/20	100,500	CLP	168
Republic of Colombia 4.375%, 3/21/23	229,000	COP	79
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200		196
Republic of El Salvador 144A 6.375%, 1/18/27(3)(10)	285		277
Republic of Iceland 144A 5.875%, 5/11/22(3)(10)	175		197
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	1,883,000	IDR	146
Series FR63, 5.625%, 5/15/23	905,000	IDR	57

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Romania 144A 4.875%, 1/22/24(3)	$106		$112
Republic of South Africa Series R203, 8.250%, 9/15/17	1,160	ZAR	97
Russian Federation
144A 7.850%, 3/10/18(3)	10,000	RUB	167
144A 4.875%, 9/16/23(3)(10)	200		198
United Mexican States Series M, 6.500%, 6/9/22	2,989	MXN	197
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $4,008)			3,244
MORTGAGE-BACKED SECURITIES—7.6%
Agency—1.0%
FHLMC
4.000%, 2/1/45	273		289
3.500%, 3/1/45	252		260
FNMA 3.000%, 6/1/43	856		855

			1,404

Non-Agency—6.6%
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 3.382%, 6/25/33(2)	125		122
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	215		222
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	19		19
Bank of America (Countrywide) Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	87		86
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	186		197

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(2)	$300	$330
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	122	132
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	79	79
15-A, A1 3.500%, 6/25/58(2)	196	197
Credit Suisse Commercial Mortgage Trust 07 – C5, A1AM 5.870%, 9/15/40(2)	188	192
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.586%, 8/10/44(2)(3)	175	182
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.785%, 5/25/24(2)	225	205
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/19(2)(3)	140	139
Goldman Sachs Mortgage Securities Trust
II 07-GG10, A4 5.989%, 8/10/45(2)	193	206
13-GC16, A2 3.033%, 11/10/46	800	829
Goldman Sachs Residential Mortgage Loan Trust 05-5F, B1 5.750%, 6/25/35(2)	196	204
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	150	152

	PAR VALUE	VALUE
Non-Agency (continued)
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	$167	$167
JP Morgan Chase Commercial Mortgage Securities Trust 23-C16, A2 3.070%, 12/15/46	700	726
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PW14, AM 5.243%, 12/11/38	355	372
06-PW13, AM 5.582%, 9/11/41(2)	310	323
07- PW15, AM 5.363%, 2/11/44	115	119
JPMorgan Chase Commercial Mortgage Securities Trust
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	179	186
07-LDPX, AM 5.464%, 1/15/49(2)	265	274
MASTR Alternative Loan Trust
04-4, 6A1 5.500%, 4/25/34	118	124
04-6, 7A1 6.000%, 7/25/34	94	95
MASTR Reperforming Loan Trust
05-1, 1A2 144A 6.500%, 8/25/34(3)	147	148
05-1, 1A5 144A 8.000%, 8/25/34(3)	128	137
Morgan Stanley Bank of America (Merrill Lynch) Trust 15-C22, AS 3.561%, 5/15/46	230	226
Morgan Stanley Capital I Trust 07-IQ14, AM 5.867%, 4/15/49(2)	115	120

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(3)	$225	$225
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	105	107
Residential Asset Mortgage Products, Inc. 04-SL4, A3 6.500%, 7/25/32	128	132
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	124	125
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 6/25/44(2)(3)	76	79
15-1, A1 144A 3.500%, 1/25/45(2)(3)	128	127
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	150	147
Structured Asset Securities Corp. Mortgage Pass- Through Certificates 02-AL1, A3 3.450%, 2/25/32	296	293
VFC LLC 15-3, B 144A 4.750%, 12/20/31(3)	250	250
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.822%, 11/15/44(2)(3)	130	145
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C32, A3 5.903%, 6/15/49(2)	300	317
15-LC20, B 3.719%, 4/15/50	185	180

	PAR VALUE	VALUE
Non-Agency (continued)
07-C33, A5 6.150%, 2/15/51(2)	$300	$325

		8,962
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $10,268)		10,366
ASSET-BACKED SECURITIES—3.3%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	195	203
Applebees LLC 14-1, A2 144A 4.277%, 9/5/44(3)	267	270
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.251%, 7/25/35(2)	251	249
05-12, 2A4 5.575%, 2/25/36(2)	160	160
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(3)	265	269
15-1A, C 144A 3.580%, 6/15/21(3)	445	446
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	159	162
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	50	50
Drive Auto Receivables Trust 15-AA, D 144A 4.120%, 6/15/22(3)	220	221
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(3)	140	141
15-A1, C 144A 4.100%, 12/15/20(3)	185	186
15-2A, C 144A 3.900%, 3/15/21(3)	185	185

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	$222	$222
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	225	225
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	72	74
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	296	299
Leaf Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	110	106
LEAF Receivables Funding 9 LLC 13-1, E1 144A 6.000%, 9/15/21(3)	168	172
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	77	81
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	161	164
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	157	163
Vericrest Opportunity Loan Trust
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	156	156
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	146	146
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	225	223
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $4,535)		4,573

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES—30.4%
Consumer Discretionary—4.3%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	$155	$163
Boyd Gaming Corp.
9.000%, 7/1/20	80	87
6.875%, 5/15/23	85	88
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	100	100
144A 6.125%, 7/1/22(3)	65	64
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(13)	70	57
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	50	47
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	95	72
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	360	377
Columbus International, Inc. 144A 7.375%, 3/30/21(3)(10)	200	216
Intelsat Jackson Holdings SA 5.500%, 8/1/23	180	160
International Game Technology plc
7.500%, 6/15/19	120	128
144A 6.250%, 2/15/22(3)	220	211
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	189	195
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	170	183
Lear Corp. 5.250%, 1/15/25	180	178
Meritor, Inc. 6.750%, 6/15/21	140	144
MGM Resorts International 6.000%, 3/15/23	95	96

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	$75	$79
MPG Holdco I, Inc. 7.375%, 10/15/22	175	187
New York University 4.142%, 7/1/48	115	109
Numericable Group SA 144A 6.000%, 5/15/22(3)(10)	225	222
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	185	185
Penn National Gaming, Inc. 5.875%, 11/1/21	80	81
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	195	208
QVC, Inc. 5.125%, 7/2/22	125	129
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	105	110
RSI Home Products, Inc. 144A 6.500%, 3/15/23(3)	90	91
Scientific Games International, Inc.
6.625%, 5/15/21	195	152
144A 7.000%, 1/1/22(3)	115	119
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(3)	50	51
Signet UK Finance plc 4.700%, 6/15/24	185	187
Standard Pacific Corp. 5.875%, 11/15/24	75	78
Station Casinos LLC 7.500%, 3/1/21	235	253
Taylor Morrison Communities, Inc. (Monarch Communities, Inc.) 144A 5.250%, 4/15/21(3)(10)	135	134

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Toll Brothers Finance Corp.
4.000%, 12/31/18(10)	$195	$201
6.750%, 11/1/19	130	145
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	185	182
Viking Cruises Ltd. 144A 8.500%, 10/15/22(3)(10)	195	217
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	200	205

		5,891

Consumer Staples—0.4%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	110	111
Ingles Markets, Inc. 5.750%, 6/15/23	140	143
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	75	76
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	50	52
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	190	191

		573

Energy—5.6%
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	95	92
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	165	174
CNOOC Finance USA LLC 3.500%, 5/5/25	200	192
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	167
CONSOL Energy, Inc. 5.875%, 4/15/22	130	111
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 144A 6.250%, 4/1/23(3)	190	198
Denbury Resources, Inc. 5.500%, 5/1/22	90	81

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Ecopetrol SA 5.375%, 6/26/26	$190	$188
Energy Transfer Partners LP 5.875%, 1/15/24	190	198
EnQuest plc 144A 7.000%, 4/15/22(3)	200	159
EP Energy LLC (Everest Acquisition Finance, Inc.) 144A 6.375%, 6/15/23(3)	190	191
Exterran Partners LP (EXLP Finance Corp.) 6.000%, 10/1/22	155	148
FTS International, Inc. 6.250%, 5/1/22	90	67
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)(7)(10)	200	184
Gulfmark Offshore, Inc. 6.375%, 3/15/22	155	117
Gulfport Energy, Corp. 7.750%, 11/1/20	180	189
Helmerich & Payne International Drilling Co. 144A 4.650%, 3/15/25(3)	110	113
Kinder Morgan, Inc. 7.750%, 1/15/32	155	177
Laredo Petroleum, Inc.
7.375%, 5/1/22	185	196
6.250%, 3/15/23	30	31
Linn Energy LLC 6.500%, 5/15/19	155	126
Lukoil International Finance BV 144A 7.250%, 11/5/19(3)	150	158
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	200	196
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	195	188
Newfield Exploration Co. 5.375%, 1/1/26	185	183
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	180	180

	PAR VALUE	VALUE
Energy (continued)
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	$234	$168
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	150	124
Parker Drilling Co. (The) 7.500%, 8/1/20	165	151
Petrobras Global Finance BV
3.000%, 1/15/19	205	190
5.375%, 1/27/21	145	140
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	130	90
144A 6.000%, 5/16/24(3)	235	85
RegS 6.000%, 11/15/26(4)	425	152
Petroleos Mexicanos
6.000%, 3/5/20	360	402
4.875%, 1/18/24	60	62
PHI, Inc. 5.250%, 3/15/19	75	70
QEP Resources, Inc. 6.875%, 3/1/21	210	219
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200	147
Regency Energy Partners LP
5.875%, 3/1/22	145	154
4.500%, 11/1/23	130	125
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(7)	200	170
Sabine Oil & Gas Corp. 7.250%, 6/15/19(13)	190	43
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	135	138
SM Energy Co. 144A 6.125%, 11/15/22(3)	230	238
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	220	230
TransCanada Trust 5.625%, 5/20/75(2)	185	187

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Energy (continued)
Transocean, Inc. 4.300%, 10/15/22	$215		$162
Whiting Petroleum Corp. 144A 6.250%, 4/1/23(3)	185		185

			7,636

Financials—7.6%
Akbank TAS 144A 7.500%, 2/5/18(3)	300	TRY	101
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(10)	230		243
Ally Financial, Inc.
3.600%, 5/21/18	20		20
4.125%, 2/13/22	50		48
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		211
Ares Capital Corp. 3.875%, 1/15/20	95		96
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 5.250%, 3/15/25(3)	150		141
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(10)	260		281
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)(10)	160		160
144A 6.125%, 4/24/27(2)(3)(10)	215		229
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	145		154
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	330	BRL	100
Banco Santander Chile 144A 3.875%, 9/20/22(3)(10)	155		156
Bancolombia S.A. 5.125%, 9/11/22	165		165
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	200		204
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)(10)	200		209
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	255		221

	PAR VALUE	VALUE
Financials (continued)
Citizens Financial Group, Inc. 144A 5.500%(2)(3)(5)	$200	$194
Corporate Office Properties LP 3.600%, 5/15/23	190	173
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	150	153
CyrusOne LP (CyrusOne Finance Corp.) 144A 6.375%, 11/15/22(3)	190	197
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(10)	250	250
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	185	181
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(10)	200	188
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	42
First Cash Financial Services, Inc. 6.750%, 4/1/21	110	116
First Niagara Financial Group, Inc. 7.250%, 12/15/21(10)	200	223
FS Investment Corp. 4.750%, 5/15/22	215	210
General Motors Financial Co., Inc. 4.750%, 8/15/17	300	317
Genworth Holdings, Inc. 4.900%, 8/15/23(10)	225	200
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	145	148
5.375%, 11/1/23	5	5
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	80	77
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	185	196

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Financials (continued)
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	$15		$15
6.000%, 8/1/20	70		72
5.875%, 2/1/22	150		153
iStar Financial, Inc.
4.875%, 7/1/18	75		74
5.000%, 7/1/19	105		104
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(3)(10)	200		196
JPMorgan Chase & Co. Series Z, 5.300%(2)(5)(6)	35		35
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(10)	200		192
Korea Finance Corp. 4.625%, 11/16/21(10)	200		221
Leucadia National Corp. 5.500%, 10/18/23	110		112
Lincoln National Corp. 6.050%, 4/20/67(2)(5)(10)	175		158
Morgan Stanley 144A 10.090%, 5/3/17(3)	280	BRL	85
MPT Operating Partnership LP 5.500%, 5/1/24	90		93
Navient LLC
4.875%, 6/17/19	45		45
5.500%, 1/25/23	180		171
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	200		194
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(10)	200		206
Progressive Corp. (The) 6.700%, 6/15/37(2)	225		235
Prudential Financial, Inc.
5.875%, 9/15/42(2)(10)	215		227
5.625%, 6/15/43(2)(5)(10)	75		78
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)(10)	250		269

	PAR VALUE	VALUE
Financials (continued)
RHP Hotel Properties LP (RHP Finance Corp.) 144A 5.000%, 4/15/23(3)	$25	$25
Sabra Health Care LP 5.500%, 2/1/21	125	130
Schaeffler Finance BV 144A 4.750%, 5/15/21(3)(10)	205	207
Select Income REIT 4.500%, 2/1/25	180	174
Springleaf Finance Corp. 5.250%, 12/15/19	185	183
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	161
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)(10)	215	217
Ukreximbank Via Biz Finance plc RegS 8.375%, 7/27/15(4)(7)	100	78
Voya Financial, Inc. 5.650%, 5/15/53(2)	275	282
Walter Investment Management Corp. 7.875%, 12/15/21	260	242
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(3)	140	124

		10,367

Health Care—2.5%
Acadia Healthcare Co., Inc. 5.125%, 7/1/22	65	65
Alere, Inc.
6.500%, 6/15/20	120	125
144A 6.375%, 7/1/23(3)	40	41
Capsugel SA PIK Interest Capitalization 144A 7.00% interest, 0.75% capitalization, 5/15/19(3)(12)	40	41
Centene Corp. 4.750%, 5/15/22	150	155

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Community Health Systems, Inc. 6.875%, 2/1/22	$120	$127
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	150	133
DaVita Healthcare Partners, Inc. 5.000%, 5/1/25	105	101
Endo Finance LLC 144A 5.375%, 1/15/23(3)	130	129
144A 6.000%, 7/15/23(3)	265	272
HCA, Inc. 5.375%, 2/1/25	205	207
Hologic, Inc. 144A 5.250%, 7/15/22(3)	15	15
IASIS Healthcare LLC 8.375%, 5/15/19	110	114
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	60	63
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization, 8.750% interest, 0.750% capitalization 144A 9.500%, 5/1/20(3)(11)	105	107
Mallinckrodt International Finance S.A.
144A 5.750%, 8/1/22(3)	75	77
144A 5.500%, 4/15/25(3)	15	14
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(3)	125	128
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	85	86
Select Medical Corp. 6.375%, 6/1/21	185	188
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	65	65
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	190	191
Tenet Healthcare Corp.
144A 5.500%, 3/1/19(3)	110	111
4.500%, 4/1/21	240	238
8.125%, 4/1/22	295	324

	PAR VALUE	VALUE
Health Care (continued)
Valeant Pharmaceuticals International, Inc.
144A 6.750%, 8/15/18(3)	$40	$42
144A 7.500%, 7/15/21(3)	20	22
144A 5.625%, 12/1/21(3)	20	20
144A 5.500%, 3/1/23(3)	55	56
144A 5.875%, 5/15/23(3)	145	149
144A 6.125%, 4/15/25(3)	30	31

		3,437

Industrials—2.6%
ADT Corp. (The) 6.250%, 10/15/21	200	211
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	185	184
Air Canada
144A 6.750%, 10/1/19(3)(10)	185	197
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	69	72
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	30	29
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	258	261
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	12	12
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	99	101
Berry Plastics Corp. 5.125%, 7/15/23	175	171
Bombardier, Inc. 144A 6.125%, 1/15/23(3)(10)	280	250
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)(10)	67	71
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	180	187
Building Materials Corp. of America 144A 5.375%, 11/15/24(3)	90	89
Carpenter Technology Corp. 4.450%, 3/1/23(10)	160	159

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
CEB, Inc. 144A 5.625%, 6/15/23(3)	$70	$70
DP World Ltd. 144A 6.850%, 7/2/37(3)(10)	100	109
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	120	116
Masco Corp.
5.950%, 3/15/22	135	151
4.450%, 4/1/25	60	60
Nortek, Inc. 8.500%, 4/15/21	175	188
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21(10)	124	130
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	200	188
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(3)	70	68
TransDigm, Inc.
6.000%, 7/15/22	130	129
144A 6.500%, 5/15/25(3)	55	55
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	178	190
United Rentals North America, Inc. 5.500%, 7/15/25	115	112

		3,560

Information Technology—1.3%
Avaya, Inc. 144A 7.000%, 4/1/19(3)	175	172
Blue Coat Holdings, Inc. 144A 8.375%, 6/1/23(3)	95	97
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22(10)	160	159
First Data Corp. 11.750%, 8/15/21	555	626
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	185	183
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(3)	160	151

	PAR VALUE	VALUE
Information Technology (continued)
KLA-Tencor Corp. 4.650%, 11/1/24	$190	$190
Project Homestake Merger Corp. 144A 8.875%, 3/1/23(3)	110	107
SunGard Data Systems, Inc. 6.625%, 11/1/19	145	150

		1,835

Materials—3.0%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)(10)	230	239
ArcelorMittal 6.125%, 6/1/25	185	185
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	200	205
Cascades, Inc. 144A 5.500%, 7/15/22(3)(10)	235	228
Cemex SAB de CV 144A 7.250%, 1/15/21(3)(10)	200	212
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55	55
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	200	201
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	185	186
Fortescue Metals Group (FMG) 144A 8.250%, 11/1/19(3)	90	76
144A 9.750%, 3/1/22(3)	30	31
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	140	152
Hexion U.S. Finance Corp. 6.625%, 4/15/20	85	78
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	200	202

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Materials (continued)
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)(10)	$200		$201
Methanex Corp. 4.250%, 12/1/24	190		188
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190		198
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)(10)	420		438
Sealed Air Corp. 144A 4.875%, 12/1/22(3)	190		188
Tronox Finance LLC 6.375%, 8/15/20	170		159
United States Steel Corp. 6.875%, 4/1/21(10)	100		101
Vale Overseas Ltd. 4.375%, 1/11/22	200		196
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	140		150
144A 6.000%, 1/31/19(3)	200		194

			4,063

Telecommunication Services—2.2%
Altice Financing SA 144A 6.625%, 2/15/23(3)	200		199
144A 7.750%, 7/15/25(3)	200		195
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	122
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(10)	200		210
CCO Holdings LLC
5.250%, 3/15/21	90		90
5.250%, 9/30/22	100		99
Crown Castle Towers LLC 144A 4.883%, 8/15/20(3)	165		179
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	230		231
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)(10)	200		201
Frontier Communications Corp. 6.250%, 9/15/21	215		197

	PAR VALUE	VALUE
Telecommunication Services (continued)
Level 3 Financing, Inc. 7.000%, 6/1/20	$185	$197
Sprint Communications, Inc. 6.000%, 11/15/22	100	92
Sprint Corp. 7.250%, 9/15/21	125	123
T-Mobile USA, Inc.
6.125%, 1/15/22	95	98
6.731%, 4/28/22	30	31
6.500%, 1/15/24	65	67
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	200	192
Verizon Communications, Inc. 4.400%, 11/1/34	185	173
West Corp. 144A 5.375%, 7/15/22(3)	135	127
Windstream Corp. 7.750%, 10/15/20	260	256

		3,079

Utilities—0.9%
AmeriGas Partners LP 7.000%, 5/20/22	160	170
Calpine Corp.
144A 6.000%, 1/15/22(3)	5	5
5.375%, 1/15/23	121	120
Dynegy, Inc.
144A 7.375%, 11/1/22(3)	80	84
144A 7.625%, 11/1/24(3)	50	53
Electricite de France SA 144A 5.250%(2)(3)(5)(6)(10)	200	200
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	200	195
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	160	186
Talen Energy Supply LLC 144A 5.125%, 7/15/19(3)	135	133
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	105	107

		1,253
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $42,704)		41,694

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—5.8%
Consumer Discretionary—1.8%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	$155	$156
Affinity Gaming LLC 5.250%, 11/9/17	109	109
Aristocrat Leisure Ltd. 4.750%, 10/20/21	112	113
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	78	78
Caesars Entertainment Operating Co., Inc.
(Harrah’s Operating Company, Inc.) Tranche B-4, 1.500%, 10/31/16(13)	36	32
Tranche B-6, 1.500%, 3/1/17(13)	66	59
Tranche B-7, 1.500%, 1/28/18(13)	47	41
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	75	64
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	97	90
Cirque Du Soleil 0.000%, 6/24/22(8)	52	52
iHeartCommunications, Inc. (Clear Channel Communications, Inc.) Tranche D, 6.937%, 1/30/19	195	181
Key Safety Systems, Inc. 4.750%, 8/29/21	94	95
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	187	188
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	162	162
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	110	103

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Life Time Fitness 4.250%, 6/10/22	$116	$115
Marina District Finance Co., Inc. 6.500%, 8/15/18	57	58
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	159	160
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	31	31
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	88	88
Staples, Inc. First Lien, 0.000%, 4/23/21(First Lien )(8)	145	145
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	63	62
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	226	211
U.S. Farathane Corp. 6.750%, 12/23/21	76	77

		2,470

Consumer Staples—0.2%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	138	138
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	78	80

		218

Energy—0.7%
Arch Coal, Inc. 6.250%, 5/16/18	233	160
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	136	129
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	120	103

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Expro Finservices S.A.R.L. 5.750%, 9/2/21	$93	$83
Fieldwood Energy LLC Second Lien, 8.375%, 9/30/20	186	143
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	109	104
Seadrill Operating LP 4.000%, 2/21/21	108	82
Templar Energy LLC Second Lien, 8.500%, 11/25/20	154	114

		918

Financials—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	88	89
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	74	71

		160

Health Care—0.7%
21St Century Oncology, Inc. Tranche B 6.500%, 4/30/22	46	45
AMAG Pharmaceuticals, Inc. 7.250%, 11/12/20	51	52
American Renal Holdings, Inc. Second Lien, 0.000%, 3/20/20(Second Lien )(8)	135	135
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	49	49
Second Lien, 11.000%, 1/2/19	102	103
Concentra, Inc. First Lien, Tranche B 4.000%, 6/1/22	12	12
Horizon Pharma, Inc. 2015 Term Loan 4.500%, 5/7/21	39	39

	PAR VALUE	VALUE
Health Care (continued)
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	$126	$126
MMM Holdings, Inc. 9.750%, 12/12/17	40	34
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	29	25
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	102	102
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	37	37
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	167	166
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	20	20
Second Lien, 8.500%, 11/3/21	63	63

		1,008

Industrials—0.6%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	15	15
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	153	153
DynCorp International, Inc. 6.250%, 7/7/16	103	101
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	34	34
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	83	82
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien 8.250%, 1/25/21	155	154

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Navistar, Inc. Tranche B, 5.750%, 8/17/17	$90	$91
Sedgwick Claims Management Services, Inc. Second Lien, 0.000%, 2/28/22(8)	155	152

		782

Information Technology—1.2%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	89	90
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	128	129
Blue Coat Systems, Inc. 4.500%, 5/20/22	39	39
Deltek, Inc.
First Lien 0.000%, 12/19/22 (First Lien)(8)	5	5
Second Lien 0.000%, 6/23/23 (Second Lien)(8)	82	83
Epicor Software Corp. Tranche B, 4.750%, 6/1/22	76	76
Evergreen Skills Lux S.A.R.L. Second Lien, 9.250%, 4/28/22	81	76
First Data Corp.
2018 Term Loan 3.687%, 3/23/18	246	245
0.000%, 6/24/22 (2022 Dollar Term Loan)(8)	46	46
Infinity Acquisition Ltd. 4.000%, 8/6/21	77	77
Kronos, Inc. Second Lien, 9.750%, 4/30/20	236	243
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	272	272

	PAR VALUE	VALUE
Information Technology (continued)
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	$125	$126
Riverbed Technologies, Inc. 6.000%, 4/24/22	84	85

		1,592

Materials—0.3%
Berry Plastics Groups, Inc. Tranche E, 3.750%, 1/6/21	181	181
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	59	53
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	95	95
INEOS U.S. Finance LLC 0.000%, 3/31/22(8)	11	11
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	169	141

		481

Telecommunication Services—0.1%
Crown Castle Operating Co. Tranche B-2, 3.000%, 1/31/21	177	177

Utilities—0.1%
Atlantic Power LP 4.750%, 2/24/21	35	36
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.671%, 10/10/17(14)	125	72

		108
TOTAL LOAN AGREEMENTS
(Identified Cost $8,237)		7,914

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS—1.5%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(10)	200	(9)	$200

Financials—1.4%
Ally Financial, Inc. Series A, 8.500%	6,735		178
Bank of New York Mellon Corp. (The) 4.95%(2)	140	(9)	139
Citigroup, Inc. Series J, 7.125%(2)	6,800		186
Citigroup, Inc. Series N, 5.800%(2)	305	(9)	306
General Electric Capital Corp. Series B 6.25%(2)(10)	100	(9)	109
General Electric Capital Corp. Series C, 5.25%(2)	100	(9)	103
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)(10)	135	(9)	136
JPMorgan Chase & Co. Series V, 5.000%(2)	190	(9)	186
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(10)	140	(9)	134
SunTrust Bank, Inc. 5.625%(2)	55	(9)	55
Wells Fargo & Co. Series K, 7.980%(2)(10)	140	(9)	151
Zions Bancorp 6.950%	7,760		216

			1,899
TOTAL PREFERRED STOCKS (Identified Cost $2,080)			2,099
COMMON STOCKS—80.7%
Consumer Discretionary—2.0%
Eutelsat Communications SA	38,816		1,253
SES SA	46,144		1,550

			2,803

Energy—20.8%
Enbridge, Inc.	128,076		5,993
Keyera Corp.	40,840		1,364
Kinder Morgan, Inc.	85,586		3,286
ONEOK, Inc.	27,510		1,086

	SHARES	VALUE
Energy (continued)
Pembina Pipeline Corp.	54,930	$1,775
Plains GP Holdings LP Class A	42,070	1,087
Spectra Energy Corp.	97,210	3,169
TransCanada Corp.	85,408	3,469
Williams Cos., Inc. (The)	128,384	7,368

		28,597

Financials—4.2%
American Tower Corp. REIT	29,520	2,754
Crown Castle International Corp. REIT	37,185	2,986

		5,740

Industrials—9.9%
Abertis Infraestructuras SA	108,307	1,776
Atlantia SpA	99,739	2,464
Auckland International Airport Ltd.	367,627	1,229
Ferrovial SA	62,309	1,351
Flughafen Zuerich AG	1,909	1,477
Sydney Airport	341,680	1,313
Transurban Group	415,231	2,980
Vinci SA	16,117	932

		13,522

Telecommunication Services—16.1%
AT&T, Inc.	134,490	4,777
BCE, Inc.	21,187	901
BT Group plc	233,512	1,652
Deutsche Telekom AG Registered Shares	79,480	1,369
Nippon Telegraph & Telephone Corp. ADR	36,805	1,336
Singapore Telecommunications Ltd.	605,000	1,891
TeliaSonera AB (Sweden)	186,705	1,099
TELUS Corp.	42,322	1,458
Verizon Communications, Inc.	98,569	4,594
Vodafone Group plc Sponsored ADR	80,967	2,951

		22,028

Utilities—27.7%
ALLETE, Inc.	22,110	1,026
American Electric Power Co., Inc.	21,000	1,112

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	SHARES	VALUE
Utilities (continued)
American Water Works Co., Inc.	32,495	$1,580
APA Group	179,000	1,138
Atmos Energy Corp.	22,010	1,129
CMS Energy Corp.	39,050	1,243
Dominion Resources, Inc.	30,668	2,051
DTE Energy Co.	16,600	1,239
Duke Energy Corp.	27,485	1,941
Edison International	20,520	1,141
Eversource Energy	25,945	1,178
Hera SpA	397,930	996
Iberdrola SA	201,480	1,357
National Grid plc	269,444	3,460
NextEra Energy, Inc.	35,610	3,491
NiSource, Inc.	47,835	2,181
Pennon Group plc	95,025	1,210
Portland General Electric Co.	37,620	1,247
Public Service Enterprise Group, Inc.	35,980	1,413
Questar Corp.	38,780	811
Sempra Energy	26,735	2,645
SevernTrent plc	35,620	1,165
Suez Environnement SA	50,125	932
Vectren Corp.	26,930	1,036
Veolia Environnement SA	63,785	1,301

		38,023
TOTAL COMMON STOCKS
(Identified Cost $92,768)		110,713

	CONTRACTS
PURCHASED OPTIONS—0.2%
Call Options—0.0%
S&P 500® Index expiration 7/2/15 strike price $2,245	690	1
S&P 500® Index expiration 7/10/15 strike price $2,250	635	3

		4

Put Options—0.2%
S&P 500® Index expiration 7/10/15 strike price $1,950	635	260

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 7/2/15 strike price $1,975	690	$31

		291
TOTAL PURCHASED OPTIONS—0.2%
(Premiums Received $228)		295
TOTAL LONG TERM INVESTMENTS—133.4%
(Identified Cost $166,973)		183,007	(15)

	SHARES
SHORT-TERM INVESTMENTS—2.7%
Money Market Mutual Fund—2.7%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	3,667,245	3,667
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $3,667)		3,667
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—136.1%
(Identified Cost $170,640)		186,674	(1)

	CONTRACTS
WRITTEN OPTIONS—(0.7)%
Call Options—(0.0)%
S&P 500® Index expiration 7/10/15 strike price $2,190	635	(6)
S&P 500® Index expiration 7/2/15 strike price $2,190	690	(3)

		(9)

Put Options—(0.7)%
S&P 500® Index expiration 7/2/15 strike price $2,030	690	(192)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 7/10/15 strike price $2,010	635	$(705)

		(897)
TOTAL WRITTEN OPTIONS—(0.7)%
(Premiums Received $562)		(906	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—135.4%
(Identified Cost $170,078)		185,768	(1)
Other assets and liabilities, net—(35.4)%		(48,583)

NET ASSETS—100.0%		$137,185

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GDN	Global Depository Notes
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at June 30, 2015, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at June 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $27,886 or 20.3% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after June 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	All or a portion segregated as collateral for written options.
(11)	92.1% of the income received is cash and 7.9% is PIK.
(12)	90% of the income received is cash and 10% is PIK.
(13)	Security in default.
(14)	Security in default, interest payments are being received during the bankruptcy proceedings.
(15)	All or a portion segregated as collateral for borrowings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of June 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$4,573	$—	$4,573
Corporate Bonds and Notes	41,694	—	41,694
Foreign Government Securities	3,244	—	3,244
Loan Agreements	7,914	—	7,914
Mortgage-Backed Securities	10,366	—	10,366
U.S. Government Securities	2,109	—	2,109
Equity Securities:
Common Stocks	110,713	110,713	—
Preferred Stocks	2,099	580	1,519
Purchased Options	295	294	1
Short-Term Investments	3,667	3,667	—

Total Investments before Written Options	$186,674	$115,254	$71,420

Written Options	$(906)	$(906)	$—

Total Investments Net of Written Options	$185,768	$114,348	$71,420

There were no Level 3 (significant observable inputs) priced securities.

Securities held by the Fund with an end of period value of $28,029 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities. (See Note 2A in the Notes to Financial Statements for more information).

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Loan Agreements
Balance as of December 31, 2014:	$94
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(d)	10
Purchases
Sales(b)	—
Transfers into Level 3(a)	—
Transfers from Level 3(a)	(104)

Balance as of June 30, 2015	$—	(e)

(a)	“Transfers into and/or from” represent the ending value as of June 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities if applicable.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2015 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $170,640)	$186,674
Foreign currency at value (Identified cost $—(1))	— (1)
Cash	106
Deposits with prime broker	1,663
Receivables
Investment securities sold	304
Dividends and interest	1,337
Tax reclaims	90
Prepaid expenses	15
Prepaid trustee retainer	15

Total assets	190,204

Liabilities
Written options at value (Premiums received $562) (Note 3)	906
Payables
Borrowings (Note 8)	50,500
Investment securities purchased	1,416
Investment advisory fees	133
Administration fees	16
Professional fees	17
Interest payable on borrowings	2
Transfer agent fees and expenses	3
Other accrued expenses	26

Total liabilities	53,019

Net Assets	$137,185

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	238,344
Accumulated undistributed net investment income (loss)	(125)
Accumulated undistributed net realized gain (loss)	(116,748)
Net unrealized appreciation (depreciation)	15,687

Net Assets	$137,185

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.99

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

($ reported in thousands)

Investment Income
Dividends	$2,239
Interest	1,991
Foreign taxes withheld	(121)

Total investment income	4,109

Expenses
Investment advisory fees	801
Administration and accounting fees	125
Trustees fees and expenses	34
Printing fees and expenses	33
Professional fees	26
Custodian fees	8
Miscellaneous	33

Total expenses before interest expense	1,060
Interest expense	249

Total expenses after interest expense	1,309

Net investment income (loss)	2,800

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(4,579)
Net realized gain (loss) on foreign currency transactions	(15)
Net realized gain (loss) on written options	6,935
Net change in unrealized appreciation (depreciation) on investments	(1,957)
Net change in unrealized appreciation (depreciation) on foreign currency translations	7
Net change in unrealized appreciation (depreciation) on written options	(143)

Net realized and unrealized gain (loss) on investments	248

Net increase (decrease) in net assets resulting from operations	$3,048

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,800		$8,861
Net realized gain (loss)	2,341		8,308
Net change in unrealized appreciation (depreciation)	(2,093)		(508)

Increase (decrease) in net assets resulting from operations	3,048		16,661

From Distributions to Shareholders
Net investment income	(5,493	)(1)	(9,888)

Decrease in net assets from distributions to shareholders	(5,493)		(9,888)

Net increase (decrease) in net assets	(2,445)		6,773

Net Assets
Beginning of period	139,630		132,857

End of period	$137,185		$139,630

Accumulated undistributed net investment income (loss) at end of period	(125)		2,568

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of June 30, 2015, we estimate 90% of the distributions will represent net investment income and 10% will represent tax return of capital.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2015

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$3,048

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/ (used) by operating activities:
Proceeds from sales and paydowns of long-term investments	33,526
(Increase) Decrease in securities sold receivable	(212)
Purchases of long-term investments	(36,456)
Increase (Decrease) in investment securities purchased	297
Net (purchases) or sales of short-term securities	1,107
Net (purchases) or sales in options purchased	(2,773)
Net purchases or (sales) in written options	6,897
Net change in unrealized (appreciation)/depreciation on investments	1,957
Net change in unrealized (appreciation)/depreciation written options	143
Net realized (gains) / loss from sales of long-term investments	4,579
Net realized (gains) /loss from written options	(6,935)
Amortization and other non cash items	264
(Increase) Decrease in deposit with prime broker	(40)
(Increase) Decrease in tax reclaims receivable	(4)
(Increase) Decrease in dividends and interest receivable	24
(Increase) Decrease in prepaid expenses	(7)
(Increase) Decrease in interest on borrowings	2
(Increase) Decrease in Trustee retainer	(15)
Increase (Decrease) in investment advisory fees payable	(4)
Increase (Decrease) in other affiliates payable	(1)
Increase (Decrease) in Trustees’ fees payable	—
Increase ( Decrease) in other accrued expenses payable	(12)

Cash provided by (used for) operating activities	5,385

Cash provided by (used for) financing activities:
Cash dividends paid to shareholders	(5,493)

Cash provided by (used for) financing activities:	(5,493)

Net increase (decrease) in cash	(108)

Cash:
Cash and foreign currency at beginning of period	214

Cash and foreign currency at end of period	$106

Cash flow information:
Cash paid during the period for interest	$251

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31
			2014	2013	2012
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$5.08		$4.84	$4.43	$4.06

Income from investment operations:
Net Investment Income/(Loss)(2)	0.10		0.32	0.20	0.19
Net Realized and Unrealized Gain/(Loss)	0.01		0.28	0.42	0.41

Total from investment operations	0.11		0.60	0.62	0.60

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.20	)(9)	(0.36)	(0.21)	(0.23)

Total Dividends and Distributions to Shareholders	(0.20)		(0.36)	(0.21)	(0.23)

Net Asset Value, End of Period	$4.99		$5.08	$4.84	$4.43

Market Price, End of Period(3)	$4.45		$4.52	$4.01	$3.87

Total Return, Net Asset Value(4)	2.53	%(7)	13.59%	15.02%	16.05%
Total Return, Market Value(5)	2.76	%(7)	21.98%	9.08%	17.60%
Net Assets, End of Year (000’s)	$137,185		$139,630	$132,857	$121,681

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	1.89	%(8)	1.93%	2.01%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.05	%(8)	6.31%	4.42%	4.51%
Portfolio Turnover Rate	18	%(7)	33%	42%	43%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500		$50,500	$50,500	$42,500
Asset Coverage for Loan Outstanding, End of Period	372%		377%	360%	386%

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each year reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2011	2010
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$3.96	$2.77

Income from investment operations:
Net Investment Income/(Loss)(2)	0.18	0.23
Net Realized and Unrealized Gain/(Loss)	0.07	1.15

Total from investment operations	0.25	1.38

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.15)	(0.19)

Total Dividends and Distributions to Shareholders	(0.15)	(0.19)

Net Asset Value, End of Period	$4.06	$3.96

Market Price, End of Period(3)	$3.50	$3.45

Total Return, Net Asset Value(4)	6.73%	51.90%
Total Return, Market Value(5)	5.61%	53.38%
Net Assets, End of Period (000’s)	$111,490	$108,871

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets	1.38%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	6.51%
Portfolio Turnover Rate	138%	67%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	N/A	N/A

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.53% for the six months ended June 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, and respectively.
(7)	Not Annualized.
(8)	Annualized.
(9)	Please note that the tax status of our distributions are determined at the end of the tax year.

See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 (Unaudited)

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on December 3, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

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NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

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NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

recognized on the ex-dividend date, or in the case of certain foreign securities as, soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued

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NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At June 30, 2015, all loan agreements held by the Fund are assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

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NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk. For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments.

The Fund had transactions in written options for the period ended June 30, 2015, as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2014	1,523	$78	1,523	$522
Options written	17,462	570	17,462	6,505
Options closed	(13,401)	(454)	(13,401)	(4,795)
Options expired	(4,259)	(162)	(4,259)	(1,702)
Options exercised	—	—	—	—

Written Options outstanding at June 30, 2015	1,325	$32	1,325	$530

The following is a summary of the Fund’s options contracts which have a primary risk exposure to equity contracts as of June 30, 2015:

Statement of Assets and Liabilities
Assets: Purchased options at value	$295	(1)
Liabilities: Written options at value	(906)

Net asset (liability) balance	$(611)

Statement of Operations
Net realized gain (loss) on purchased options	$(2,869	)(2)
Net realized gain (loss) on written options	6,935
Net change in unrealized appreciation (depreciation) on purchased options	(67	)(3)
Net change in unrealized appreciation (depreciation) on written options	(143)

Total realized and unrealized gain (loss) on purchased and written options	$3,856

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended June 30, 2015, the average daily premiums paid by the Fund for purchased options was $169 and the average daily premiums received by the Fund from written options was $(426).

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NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadvisers

DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of the Fund. The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund.

For the six months ended June 30, 2015, the Fund incurred administration fees totaling $94 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

For the six months ended June 30, 2015, the Fund incurred Trustees fees totaling $27 which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the six months ended June 30, 2015, were as follows:

Purchases	Sales
$29,590	$29,431

The purchases and sales of long term U.S. Government and agency securities for the six months ended June 30, 2015, were as follows:

Purchases	Sales
$6,866	$4,095

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At June 30, 2015, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”).

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended June 30, 2015. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2015 – June 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $50,500 and 0.973%, respectively. At June 30, 2015, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$50,500	0.985%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At June 30, 2015, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic

Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2015 and December 31, 2014, there were no shares issued pursuant to the Plan.

On June 10, 2015, the Fund announced a distribution of $0.10 to shareholders of record on July 13, 2015. This distribution had an ex-dividend date of July 9, 2015, and is payable on July 20, 2015.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments, Inc., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter.

Note 12. Federal Income Tax Information

($ reported in thousands)

At June 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$170,665	$21,741	$(5,732)	$16,009
Written Options	(562)	74	(418)	(344)

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$48,745	$57,803	$12,736	$119,284

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Note 13. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99%

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be voided unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the Securities and Exchange Commission (the “SEC”) on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Total Return Fund was held on June 4, 2015. The meeting was held for purposes of electing two (2) nominees to the Board of Trustees.

The results were as follows:

Election of Trustees	Votes For	Votes Withheld
George R. Aylward	25,474,781	626,764
Philip R. McLoughlin	25,369,027	732,518

Based on the foregoing, George R. Aylward and Philip R. McLoughlin were re-elected as Trustees. The Fund’s other Trustees who continue in office are Thomas F. Mann, William R. Moyer, and James M. Oates.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8524	08-15

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward, President
George R. Aylward, President
(principal executive officer)

Date 9/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward, President
George R. Aylward, President
(principal executive officer)

Date 9/4/15

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 9/4/15

*	Print the name and title of each signing officer under his or her signature.